                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
  /X/   Preliminary Proxy Statement
  / / Confidential, For Use of the Commission Only (as permitted by rule 14a-6(e)(2))
  / /   Definitive Proxy Statement
  / /   Definitive Additional Materials
  / /   Soliciting Material Under Rule 14a-12

                           TURBOCHEF TECHNOLOGIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  /X/   No fee required.
  / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       ( 1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
        (2) Aggregate number of securities to which this transaction applies:

            --------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            --------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
        (5) Total fee paid:

            --------------------------------------------------------------------
  / /   Fee previously paid with preliminary materials:

        ------------------------------------------------------------------------
  / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement under, or the form or schedule and the date of its filing.
        (1) Amount previously paid:

            --------------------------------------------------------------------
        (2) Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
        (3) Filing Party:

            --------------------------------------------------------------------
        (4) Date Filed:

            --------------------------------------------------------------------

                          TURBOCHEF TECHNOLOGIES, INC.
                               10500 METRIC DRIVE
                                    SUITE 128
                               DALLAS, TEXAS 75243



Dear Stockholder:

     You are cordially invited to attend the special meeting of stockholders of TurboChef Technologies, Inc. to be held on ___________, at 9:00 a.m., local time, at 1100 Peachtree Street, Atlanta, Georgia 30309.

     At this meeting, you will be asked to consider and vote upon a proposal to amend our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock, par value $.01 per share, from 50,000,000 shares to 100,000,000 shares. The attached notice of special meeting and proxy statement explain the proposal and provide more detailed information concerning the special meeting.

     Stockholders eligible to vote at this meeting may vote their shares by mailing in their proxies in the manner set forth on the enclosed proxy card. Please mark your votes on the enclosed proxy card, sign and date it, and mail it using the enclosed envelope as soon as possible.

     If your shares are held in a stock brokerage account or by a bank or other broker nominee, then you are not the record holder of your shares, and you would not be permitted to vote at the special meeting unless you obtained a signed proxy from your broker nominee (who is the holder of record). However, your broker nominee has enclosed a voting instruction card for you to use to indicate your voting preference, which may provide that you can deliver your instructions by telephone or over the Internet. Please complete the voting instruction card and return it to your broker nominee as soon as possible.

     We look forward to seeing you at our special meeting.


                                                  Sincerely,



                                                  RICHARD E. PERLMAN
                                                  CHAIRMAN OF THE BOARD


_____________, 2003

                          TURBOCHEF TECHNOLOGIES, INC.
                               10500 METRIC DRIVE
                                    SUITE 128
                               DALLAS, TEXAS 75243

             ------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                             TO BE HELD ON _________

             ------------------------------------------------------


To the Stockholders of TurboChef Technologies, Inc.:

     A special meeting of our stockholders will be held on ___________ , at 9:00 a.m., local time, at 1100 Peachtree Street, Atlanta, Georgia 30309, for the following purposes:

          o to consider and vote upon an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock, par value $.01 per share, from 50,000,000 shares to 100,000,000 shares; and

          o to transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

     Only stockholders of record as of the close of business on December 4, 2003, the record date, will be entitled to notice of, and to vote at, the special meeting and at any adjournments or postponements thereof. A list of stockholders entitled to vote at the special meeting will be available for examination by any stockholder at the special meeting.


                                            By Order of the Board of Directors,



                                            RICHARD E. PERLMAN
                                            Chairman of the Board


Dallas, Texas
____________, 2003


     YOUR VOTE IS IMPORTANT. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE PROMPTLY VOTE YOUR SHARES BY MAIL, OR AS OTHERWISE PERMITTED ON THE ENCLOSED PROXY CARD OR VOTING CARD, SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE VOTE IS TAKEN AT THE SPECIAL MEETING.

                          TURBOCHEF TECHNOLOGIES, INC.
                               10500 METRIC DRIVE
                                    SUITE 128
                               DALLAS, TEXAS 75243

             ------------------------------------------------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS

             ------------------------------------------------------


                               THE SPECIAL MEETING

GENERAL

     We are furnishing this proxy statement to holders of our common stock in connection with the solicitation of proxies by our Board of Directors for use at our special meeting.

     This proxy statement is dated ___________, and is first being mailed to stockholders on or about __________.

DATE, TIME AND PLACE

     Our special meeting will be held on ___________, at 9:00 a.m., local time, at 1100 Peachtree Street, Atlanta, Georgia 30309.

PURPOSE

     The purpose of the special meeting is to consider and vote upon an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock, par value $.01 per share, from 50,000,000 shares to 100,000,000 shares.

RECORD DATE

     Our Board of Directors has fixed the close of business on December 4, 2003, as the record date for determination of our stockholders entitled to notice of, and to vote at, the special meeting.

VOTE REQUIRED AND SHARES OUTSTANDING

     The affirmative vote of each of the following is required to approve the proposed amendment:

          o holders of a majority of our shares of common stock and our shares of Series D Preferred Stock, outstanding as of the close of business on the record date, voting together;

          o holders of a majority of our shares of common stock outstanding as of the close of business on the record date voting as a class; and

          o holders of a majority of our shares of Series D Preferred Stock outstanding as of the close of business on the record date voting as a class.

     As of the close of business on the record date there were:

          o 25,410,693 shares of our common stock outstanding and entitled to vote; and

          o 2,132,650 shares of our Series D Preferred Stock outstanding and entitled to vote.

     Each holder of common stock as of the record date, whether voting as a class or voting together with the holders of Series D Preferred Stock, is entitled to one vote per share held on all matters properly presented at the special meeting. Each holder of Series D Preferred Stock on the record date is entitled to one vote per share held when voting as a class, and 20 votes per share held when voting together with holders of common stock, on all matters properly presented at the special meeting.

     In connection with the recently completed private placement of our Series D Preferred Stock to OvenWorks, LLLP and certain other investors for which OvenWorks acted as nominee, OvenWorks entered into a voting agreement with Jeffrey B. Bogatin, our former President and Chairman of the Board of Directors, and Donald J. Gogel, a former member of our Board of Directors, and a voting agreement with Grand Cheer Company Limited, one of our principal stockholders. Under these voting agreements, Messrs. Bogatin and Gogel, and Grand Cheer, have agreed to vote all of their respective shares of common stock over which they have the power to vote to approve the proposed amendment. As of the record date, Mr. Bogatin had the power to vote 6,186,601 shares of common stock, Mr. Gogel had the power to vote 1,750,194 shares of common stock, and Grand Cheer had the power to vote 3,786,589 shares of common stock, in each case exclusive of any shares issuable upon the exercise of options or warrants. As of the record date, such shares represented, in the aggregate, approximately 46.1% of the outstanding shares of our common stock. Therefore, approval of the proposed amendment by the holders of common stock voting as a class should be virtually assured.

     OvenWorks, whose shares of Series D Preferred Stock represented, as of the record date, 89.9% of the outstanding shares of Series D Preferred Stock, and 60.1% of the outstanding shares of our common stock on an as-converted basis (excluding any shares of our common stock issuable upon the exercise of options or warrants), has indicated that it intends to vote in favor of the proposed amendment. As a result, approval of the proposed amendment by the holders of Series D Preferred Stock voting together as a class, and the holders of Series D Preferred Stock and common stock voting together, is assured.

VOTING OF PROXIES

     We request that you complete, date and sign the enclosed proxy card and promptly return it in the accompanying envelope. If your shares are held in a stock brokerage account or by a bank or other broker nominee, then your broker nominee has enclosed a voting instruction card for you to use to indicate your voting preference, which may provide that you can deliver your instructions by telephone or over the Internet. Please complete the voting instruction card and return it to your broker nominee as soon as possible.

     All properly executed proxies that we receive prior to the vote at the special meeting, and that are not revoked, will be voted in accordance with the instructions indicated on the proxies or, if no direction is indicated, FOR approval of the amendment to the Restated Certificate of Incorporation, as amended.

REVOCATION OF PROXIES

     You may revoke your proxy at any time before it is exercised by:

          o filing a written notice of revocation dated after the date of your last proxy with our Secretary, James A. Cochran, c/o TurboChef Technologies, Inc. at 10500 Metric Drive, Suite 128, Dallas, Texas 75243, at or before the vote at the special meeting;

          o signing a later dated proxy relating to the same shares and delivering it to our Secretary before the special meeting; or

          o    attending the special meeting and voting in person.

     Attendance at the special meeting will not, in and of itself, constitute a revocation of your proxy.

     If you have instructed your broker nominee to vote your shares, you must follow the directions received from your broker nominee to change these instructions.

QUORUM, ABSTENTIONS AND BROKER NON-VOTES

     For purposes of the vote on the proposal to amend our Restated Certificate of Incorporation, as amended, the holders of a majority of the shares of common stock entitled to vote, represented in person or by proxy, will constitute a quorum, which is necessary for the transaction of business at the special meeting. Abstentions and broker non-votes each will be included in calculating the number of shares present at the meeting for purposes of determining the presence of a quorum.

     Because approval of the proposed amendment requires the affirmative vote of a majority of the outstanding shares of our common stock and Series D Preferred Stock entitled to vote, voting together, and a majority of the outstanding shares of our common stock entitled to vote, voting as a class, abstentions and broker non-votes will have the same effect as votes against approval of the proposed amendment. In addition, the failure of a stockholder to vote, either by returning a proxy or by attending and voting at the special meeting, will have the effect of a vote against approval of the proposed amendment. A broker nominee holding shares for a beneficial owner cannot vote on the proposed amendment without the beneficial owner's specific instruction. Therefore, we urge you to return promptly the enclosed proxy card or voting instruction card properly marked to indicate your vote.

ADJOURNMENTS AND POSTPONEMENTS

     If the special meeting is adjourned or postponed for any reason, approval of the amendment may be considered and voted upon by stockholders at a subsequent, reconvened special meeting. All proxies will be voted at the reconvened special meeting in the same manner as they would have been voted at the original special meeting, except for any proxies that have been properly withdrawn or revoked.

SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES

     In addition to solicitation by mail, our directors, officers and employees may solicit proxies from our stockholders by telephone, facsimile or in person. No additional compensation will be paid to our directors, officers or employees for any such solicitations, but they may be reimbursed for reasonable out-of-pocket expenses incurred in connection with such solicitations.

     Additionally, arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of shares held of record by these agents. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with this solicitation.

                               SIGNIFICANT EVENTS

     On October 28, 2003, we entered into a Stock Purchase Agreement with OvenWorks, LLLP, whereby OvenWorks purchased 1,932,650 shares of Series D Preferred Stock, and 200,000 shares of Series D Preferred Stock for Sanders Morris Harris Inc., a Texas corporation for which OvenWorks served as nominee, for the accounts of certain of Sanders Morris Harris' clients. At the time of purchase, all such shares of Series D Preferred Stock represented approximately 58% of our total equity on an as-converted, fully-diluted basis (i.e., assuming that all outstanding options, warrants and other rights for the purchase of our common stock shall have been exercised, and all outstanding shares of all series of our preferred stock, including the Series D Preferred Stock, have been converted into common stock). The shares of Series D Preferred Stock were sold at a price of $6.13226 per share, resulting in gross proceeds of $13,077,964.

     OvenWorks is a Georgia limited liability limited partnership of which Oven Management, Inc., a Georgia corporation, serves as the general partner. Oven Management is controlled by Richard E. Perlman, the Chairman of our Board of Directors. OvenWorks' funding for the purchase of the Series D Preferred Stock was obtained through the private sale of interests in OvenWorks to individual investors. None of the funds used to purchase the Series D Preferred Stock by OvenWorks were borrowed by OvenWorks.

     Under the terms of the Certificate of Designations, Powers, Preferences, and Rights filed with the Delaware Secretary of State to establish the Series D Preferred Stock, holders of the Series D Preferred Stock generally will vote together with the holders of our common stock as a single class, with each holder of outstanding shares of Series D Preferred Stock having a number of votes per share of the Series D Preferred Stock equal to the number of whole shares of common stock into which such share of Series D Preferred Stock is then convertible. Each share of Series D Preferred Stock is currently convertible into 20 shares of our common stock. As long as at least 25% of the shares of Series D Preferred Stock issued on October 28, 2003 remain unconverted, holders of shares of the Series D Preferred Stock are entitled to vote as a class with respect to certain matters, including any amendment, waiver or repeal of any provisions of, or any addition of any provision to, our Certificate of Incorporation or Bylaws.

     Additionally, as long as at least 25% of the shares of Series D Preferred Stock issued on October 28, 2003 remain unconverted, the holders of Series D Preferred Stock will be entitled to elect, on an annual basis and by the affirmative vote of the holders of a majority of the outstanding Series D Preferred Stock, two-thirds of the total number of our directors, rounded to the next highest whole number.

     In connection with the private placement, we also entered into a Stockholders' Agreement with OvenWorks, Jeffrey B. Bogatin and Donald J. Gogel, dated as of October 28, 2003, which sets forth certain restrictions on the transfer of common stock held by Messrs. Bogatin and Gogel.

     Also, as a condition to the private placement, Messrs. Bogatin and Gogel and Grand Cheer Company Limited each entered into a Voting Agreement with OvenWorks. These voting agreements are described under "THE SPECIAL MEETING - Votes Required and Shares Outstanding" above.

                       PROPOSAL NUMBER ONE -- APPROVAL OF
                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION

GENERAL

     Under our Restated Certificate of Incorporation, as amended, we have authorized for issuance 50,000,000 shares of common stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $1.00 per share.

     Of the 5,000,000 shares of preferred stock, 50,000 shares are designated Series A Convertible Preferred Stock, of which no shares are issued and outstanding, 20,000 shares are designated Series B Convertible Preferred Stock, of which no shares are issued and outstanding, 10,000 shares are designated Series C Convertible Preferred Stock, of which no shares are issued and outstanding, and 2,500,000 shares are designated Series D Preferred Stock, of which 2,132,650 shares are issued and outstanding.

     On December 1, 2003, our Board of Directors approved an amendment to our Restated Certificate of Incorporation, as amended, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance by 50,000,000 shares, to bring the total number of shares of common stock authorized for issuance to 100,000,000.

     If our stockholders approve the amendment, we will have authorized for issuance 100,000,000 shares of common stock and 5,000,000 shares of preferred stock, with such designations as are described above.

     A copy of the proposed amendment to our Restated Certificate of Incorporation, as amended, is attached as EXHIBIT A to this proxy statement.

     Although we presently intend to file the proposed amendment with the Delaware Secretary of State as promptly as practicable after it is approved by our stockholders, the Board of Directors reserves the right to delay or abandon the amendment in its discretion. We reserve the right to seek a further increase in authorized shares from time to time in the future, as considered appropriate by our Board of Directors.

REASONS FOR THE AMENDMENT

     RESERVATION OF SHARES FOR CONVERSION OF SERIES D PREFERRED STOCK

     The Certificate of Designations, Powers, Preferences and Rights which established the Series D Preferred Stock provides that each share of Series D Preferred Stock is convertible into 20 shares of our common stock (subject to adjustment) at any time at the election of the holders thereof. Therefore, as of the record date, the 2,132,650 outstanding shares of Series D Preferred Stock were convertible into a total of 42,653,000 shares of common stock.

     The Certificate of Designations requires us to reserve and keep available out of our authorized but unissued capital stock a number of shares of our common stock sufficient to permit the conversion of all outstanding shares of Series D Preferred Stock. Alternatively, if we do not have a sufficient number of authorized by unissued shares of common stock to permit conversion of all outstanding shares of Series D Preferred Stock, we are required to reserve and keep available such number of authorized but unissued shares of common stock as are in fact available (and our inability to reserve the required number of shares of common stock does not impact the rank, rights, preferences and privileges of the Series D Preferred Stock).

     As of the record date:

          o    25,410,693 shares of common stock were outstanding;

          o 7,650,000 shares of common stock were reserved for issuance under our 1994 Stock Option Plan, as amended;

          o 6,000,000 shares of common stock were reserved for issuance under our 2003 Stock Incentive Plan (which was recently approved by our Board of Directors); and

          o 1,986,269 shares of common stock were reserved for issuance under warrants, options and other similar rights to acquire shares of common stock.

     In accordance with the terms of the Certificate of Designations, the balance of the authorized but unissued shares of our common stock (8,953,038 shares) have been reserved for issuance upon conversion of shares of Series D Preferred Stock. But, the shares reserved for conversion are not sufficient to permit the conversion of all outstanding shares of Series D Preferred Stock.

     Therefore, if the amendment is approved by our stockholders, we intend to use a portion of the additional authorized shares of common stock to ensure that there is a sufficient reserve of common stock available to fund the conversion of all outstanding shares of Series D Preferred Stock.

     OTHER PROPOSED USES OF COMMON STOCK

     Our Board of Directors also believes that the availability of additional authorized but unissued shares of common stock will provide it with the flexibility to issue common stock for general corporate purposes, which may be identified in the future, including financing, acquisitions, the establishment of strategic business relationships with other companies or the expansion of our business or product lines through the acquisition of other businesses or products. Additionally, our Board of Directors believes that the availability of additional shares of common stock will enable us to attract and retain talented employees, directors and consultants through the grant of stock options and other stock-based incentives.

     Except for the reservation of a sufficient number of shares to accommodate the conversion of the recently issued shares of Series D Preferred Stock, as contemplated by this proxy statement, the Board of Directors has no other immediate plans, understandings, agreements or commitments to issue any additional shares of common stock.

ADDITIONAL ACTION REQUIRED FOR ISSUANCE; PREEMPTIVE RIGHTS

     No additional action or authorization by our stockholders would be required to issue any of the newly authorized shares of common stock, unless required by law, the rules of any stock exchange or national securities association trading system on which our common stock is then listed or quoted, or the provisions of the Certificate of Designations.

     Holders of our common stock do not have preemptive or similar rights to subscribe for additional securities which may be issued by us. However, holders of Series D Preferred Stock have preemptive rights to subscribe for their pro rata portion of any shares of common stock, or any rights or options to purchase common stock, issued or sold by us, other than with respect to the:

          o sale or issuance of common stock or common stock equivalents pursuant to a stock incentive plan;

          o sale or issuance of common stock or common stock equivalents to officers or members of our Board of Directors;

          o issuance of common stock or common stock equivalents to third parties in conjunction with licensing, strategic alliances and commercial financing transactions;

          o issuance of common stock or common stock equivalents in connection with a business combination or partnership or joint venture;

          o issuance of common stock upon conversion of shares of Series D Preferred Stock;

          o issuance of shares of capital stock in a public offering resulting in aggregate gross proceeds of $25,000,000 or more; or

          o issuance of shares of common stock upon conversion of outstanding options, warrants or other common stock equivalents.

     If our Board of Directors elects to issue additional shares of common stock, the issuance could have a dilutive effect on earnings per share, voting power, and share holdings of current stockholders.

CONSEQUENCES OF FAILING TO APPROVE THE AMENDMENT

     The Certificate of Designations which established the Series D Preferred Stock provides that if, at the next meeting of stockholders following the closing of the private placement in which the shares of Series D Preferred Stock were issued, our stockholders do not approve an amendment to our Restated Certificate of Incorporation, as amended, that increases the number of authorized shares of our common stock to permit reservation of a sufficient number of shares of common stock to allow conversion of all outstanding shares of Series D Preferred Stock outstanding, we will be required, upon receipt of a written request (which may be delivered at any time after December 31, 2004) from the holders of a majority of the then-outstanding Series D Preferred Stock, to redeem such number of shares of Series D Preferred Stock as would correspond, on an as-converted basis, to the corresponding number of shares of common stock that could not be reserved and made available for conversion (and with respect to which funds for repurchase are legally available).

     The redemption price will be determined as follows:

          o if our common stock has been traded in the open market (e.g., "pink sheets", bulletin board, NASDAQ, or any national securities exchange constituting the primary trading market for the common stock) during the 10 trading days before the date of redemption, the redemption price for each share of Series D Preferred Stock will be equal to the greater of:

               o the consideration paid to us for such share of Series D Preferred Stock (subject to adjustment) plus all accrued and unpaid dividends on such share (if any are declared); or

               o an amount equal to the average closing sales price per share of common stock in the open market during the 10 trading days preceding the date of redemption; and

          o if our common stock has not been traded in the open market during the 10 trading days before the date of redemption, the redemption price for each share of Series D Preferred Stock will be the greater of:

               o the aggregate total consideration paid to us for such share of Series D Preferred Stock (subject to adjustment) plus all accrued and unpaid dividends on such share (if any are declared); or

               o the fair market value of such share as established in good faith by our Board of Directors, as set forth in the Certificate of Designations, after receiving appropriate valuation advice from a reputable investment banking firm reasonably acceptable to the redeeming holders of Series D Preferred Stock.

POSSIBLE ANTI-TAKEOVER EFFECT

     The proposed amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the proposal. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer control of TurboChef by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in our best interests or those of our stockholders. The increase in the number of authorized but unissued shares of common stock may therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of unsolicited takeover attempts, the increase in the number of authorized but unissued shares of common stock may limit the ability of our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The increase in the number of authorized but unissued shares of common stock may have the effect of permitting our current management, including our current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, our Board of Directors is not aware of any attempt to take control of TurboChef, and our Board of Directors did not propose the increase in the number of authorized but unissued shares of common stock with the intent that it be utilized as a type of anti-takeover device.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote FOR the amendment to the Restated Certificate of Incorporation, as amended, for the purpose of increasing the number of authorized shares of our common stock, par value $.01 per share, from 50,000,000 to 100,000,000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth, as of the record date, information as to:

          o shares of our common stock held by persons known to us to be the beneficial owners of more than 5% of our common stock;

          o shares of our Series D Preferred Stock held by persons known to us to be the beneficial owners of more than 5% of our Series D Preferred Stock; and

          o shares of our common stock held by our named executive officers and directors, and by our named executive officers and directors as a group.

     These tables are based on information provided to us or filed with the Securities and Exchange Commission by our named executive officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to these tables, and subject to community property laws where applicable, we believe that each of the stockholders named in these tables has sole voting and investment power with respect to the shares indicated as beneficially owned.

     Shares that the beneficial owner has the right to acquire within 60 days of the record date are deemed to be outstanding in calculating the percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.


INFORMATION AS TO OWNERS OF 5% OR MORE OF OUR COMMON STOCK

                                                          AMOUNT AND NATURE OF
            NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP   PERCENT OF CLASS
-------------------------------------------------------- ---------------------- ------------------
Jeffrey B. Bogatin                                             6,186,601 (1)         24.3% (2)
   888 Park Avenue, 6B
   New York, New York  10021

Grand Cheer Company Limited                                    4,586,589 (3)         17.5% (2)
   16F Standard Chartered Bank Building
   4-4A Des Voeux
   Central Hong Kong

Donald J. Gogel                                                1,750,194 (4)          6.9% (2)
   375 Park Avenue
   18th Floor
   New York, New York  10152

OvenWorks, LLLP
Oven Management, Inc.                                         50,876,384 (5)         79.8% (6)
Richard E. Perlman
   645 Madison Avenue
   Suite 1500
   New York, New York  10022

--------------------

(1) Includes 860,400 shares held in a charitable foundation. Mr. Bogatin disclaims beneficial ownership of the shares held by the charitable foundation.

(2) Based on an aggregate of 25,410,693 shares of our common stock issued and outstanding as of December 4, 2003.

(3) Includes 800,000 shares that may be acquired at any time until March 19, 2011, pursuant to the exercise of a warrant.

(4) Excludes shares owned by the Gogel Family Foundation, a Section 501(c)(3) charitable foundation.

(5) OvenWorks is a limited liability limited partnership whose sole business purpose is to acquire, hold and exercise rights with respect to shares of our Series D Preferred Stock. OvenWorks is controlled by its general partner, Oven Management. Oven Management is controlled by Richard E. Perlman. Includes: (a) 38,353,000 shares of our common stock issuable upon conversion of the shares of Series D Preferred Stock held by OvenWorks; (b) the right to vote, for limited purposes, pursuant to an agreement dated October 28, 2003, between OvenWorks, Jeffrey B. Bogatin and Donald J. Gogel, 7,936,795 shares of our common stock owned by Messrs. Bogatin and Gogel; and (c) the right to vote, for limited purposes, pursuant to an agreement dated October 28, 2003, between OvenWorks and Grand Cheer Company Limited, 3,786,589 shares of outstanding common stock owned by Grand Cheer and 800,000 shares of common stock that may be acquired at any time until March 19, 2011, pursuant to the exercise of a warrant.

(6) Based on an aggregate of 25,410,693 shares of our common stock issued and outstanding as of December 4, 2003, and assuming conversion of all shares of Series D Preferred Stock held by OvenWorks.


INFORMATION AS TO OWNERS OF 5% OR MORE OF OUR SERIES D PREFERRED STOCK

                                                               AMOUNT AND NATURE OF
            NAME AND ADDRESS OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP   PERCENT OF CLASS (1)
------------------------------------------------------------- ---------------------- ---------------------
OvenWorks, LLLP                                                    1,917,650 (2)             89.9%
Oven Management, Inc.
Richard E. Perlman
   645 Madison Avenue
   Suite 1500
   New York, New York  10022

--------------------

(1) Based on an aggregate of 2,132,650 shares of our Series D Preferred Stock issued and outstanding as of December 4, 2003.

(2) OvenWorks is a limited liability limited partnership whose sole business purpose is to acquire, hold and exercise rights with respect to shares of our Series D Preferred Stock. OvenWorks is controlled by its general partner, Oven Management. Oven Management is controlled by Richard E. Perlman.


INFORMATION AS TO OWNERSHIP OF COMMON STOCK BY NAMED EXECUTIVE OFFICERS AND DIRECTORS

                                                               AMOUNT AND NATURE OF
            NAME AND ADDRESS OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP   PERCENT OF CLASS (1)
------------------------------------------------------------- ---------------------- ---------------------
Richard E. Perlman                                                  50,876,384 (2)            79.8%

James K. Price                                                               - (3)                *

Raymond H. Welsh                                                             - (3)                *

William A. Shutzer                                                           - (3)                *

James A. Cochran                                                             - (3)                *

All executive officers and directors as a group (5 persons)      50,876,384 (2)(3)            79.8%

--------------------

*    Less than 1%

(1) Based on an aggregate of 25,410,693 shares of our common stock issued and outstanding as of December 4, 2003, and assuming conversion of all shares of Series D Preferred Stock held by OvenWorks.

(2) OvenWorks is a limited liability limited partnership whose sole business purpose is to acquire, hold and exercise rights with respect to shares of our Series D Preferred Stock. OvenWorks is controlled by its general partner, Oven Management. Oven Management is controlled by Richard E. Perlman. Includes: (a) 38,353,000 shares of our common stock issuable upon conversion of the shares of Series D Preferred Stock held by OvenWorks; (b) the right to vote, for limited purposes, pursuant to an agreement dated October 28, 2003, between OvenWorks, Jeffrey B. Bogatin and Donald J. Gogel, 7,936,795 shares of our common stock owned by Messrs. Bogatin and Gogel; and (c) the right to vote, for limited purposes, pursuant to an agreement dated October 28, 2003, between OvenWorks and Grand Cheer Company Limited, 3,786,589 shares of outstanding common stock owned by Grand Cheer and 800,000 shares of common stock that may be acquired at any time until March 19, 2001, pursuant to the exercise of a warrant.

(3) Messrs. Price, Welsh, Shutzer and Cochran are each limited partners of OvenWorks. As limited partners, Messrs. Price, Welsh, Shutzer and Cochran have no right to participate in the decisions concerning the voting, disposition or conversion of any such securities, and each disclaims beneficial ownership of the Series D Preferred Stock held by OvenWorks.

            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     In considering the recommendation of our Board of Directors, you should be aware that our officers and the members of our Board of Directors have certain interests relating to the proposed amendment that are different from, or in addition to, your interests as a stockholder generally.

     Specifically, the general partner of OvenWorks (which purchased 1,917,650 shares of our Series D Preferred Stock in our recently completed private placement) is Oven Management, Inc., a company that is controlled by Richard E. Perlman, the Chairman of our Board of Directors. Additionally, James K. Price, a member of our Board of Directors and our President and Chief Executive Officer, Raymond H. Welsh and William A. Shutzer, members of our Board of Directors, and James A. Cochran, our Chief Financial Officer, are each limited partners of OvenWorks.

     Currently, we do not have a number of authorized but unissued shares of our common stock sufficient to reserve enough common stock to permit the conversion of each outstanding share of Series D Preferred Stock. Our inability to reserve a sufficient number of shares of our common stock to permit conversion of all of the outstanding shares of our Series D Preferred Stock does not affect the relative rights and preferences afforded to the holders of our Series D Preferred Stock. However, if our stockholders approve the amendment to our Restated Certificate of Incorporation, as amended, we will be able to reserve a number of shares of our common stock sufficient to permit the conversion of each outstanding share of our Series D Preferred Stock, which may be converted at any time at the option of the holders thereof.

                STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

     Any stockholder intending to submit a proposal for inclusion in the proxy statement and form of proxy for our 2004 annual meeting of stockholders must have submitted the proposal to the attention of our Secretary at our principal executive office sufficiently far in advance so that it was received by us no later than __________.

     In addition, stockholders may present proposals which are proper subjects for consideration at an annual meeting, including nominees for election to our Board of Directors, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, the proposal must have been submitted to the attention of our Secretary at our principal executive office sufficiently far in advance that it was received by us no later than ___________. Proxy voting on such proposals at the 2004 annual meeting of stockholders, if any, will be subject to the discretionary voting authority of the designated proxy holders.

                                  OTHER MATTERS

     As of the date of this proxy statement, our Board of Directors does not know of any other matters that will be presented for consideration at the special meeting other than as described in this proxy statement. However, if any other matter is properly presented at the special meeting, proxies will be voted in accordance with the judgment of the proxy holders.

                       WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. The SEC also maintains an Internet World Wide Web site that contains reports, proxy statements and other information about issuers, including us, who file electronically with the SEC. The address of that site is http://www.sec.gov.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT AND THE EXHIBITS TO IT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT THAN WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED___________.
YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY OTHER DATE.

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                 TO THE RESTATED CERTIFICATE OF INCORPORATION OF
                          TURBOCHEF TECHNOLOGIES, INC.

     Pursuant to the provisions of Section 242 of the Delaware General Corporation Law, the undersigned, TurboChef Technologies, Inc., a Delaware corporation (the "Corporation") adopts the following Certificate of Amendment to its Certificate of Incorporation:

                                       I.

     The name of the Corporation is: TurboChef Technologies, Inc.

                                       II.

     Article FOURTH of the Restated Certificate of Incorporation is hereby amended as follows:

     The first paragraph of Article FOURTH is deleted in its entirety and replaced with the following:

          FOURTH: AUTHORIZED SHARES. The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Five Million (105,000,000) shares consisting of One Hundred Million (100,000,000) shares of common stock having a par value of one cent ($.01) per share and Five Million (5,000,000) shares of preferred stock having a stated value one dollar ($1.00) per share.

                                      III.

     The foregoing amendment was duly approved and adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and the Bylaws of the Corporation by unanimous written consent of the Board of Directors of the Corporation dated December 1, 2003. The Board of Directors previously declared the advisability of the amendment and directed that the amendment be submitted to the stockholders of the Corporation for approval.

                                       IV.

     At a special meeting of the stockholders of the Corporation held on _________, a majority of the shares of outstanding Common Stock entitled to vote thereon was voted in favor of the amendment, a majority of the shares of outstanding Common Stock and Series D Preferred Stock entitled to vote thereon was voted in favor of the amendment, and a majority of the shares of outstanding Series D Preferred Stock entitled to vote thereon was voted in favor of the amendment, all in accordance with Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Restated Certificate of Incorporation of TurboChef Technologies, Inc. this ___________ day of __________, __________.

                                      TURBOCHEF TECHNOLOGIES, INC.


                                      By:
                                         ---------------------------------------
                                         James K. Price
                                         President and Chief Executive Officer

                          TURBOCHEF TECHNOLOGIES, INC.
                                  DALLAS, TEXAS

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD _____________

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints _________ and ________, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the Special Meeting of Stockholders of TurboChef Technologies, Inc. to be held on the __________ day of __________, and at any postponements or adjournments thereof, and to vote all of the shares of common stock of TurboChef Technologies, Inc. which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as marked on the reverse side hereof.

     THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR EACH PROPOSAL LISTED ON THE REVERSE SIDE HEREOF.

     A MAJORITY OF SAID ATTORNEYS AND PROXIES PRESENT AND ACTING AT THE MEETING IN PERSON OR BY THEIR SUBSTITUTES (OR IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED HEREBY. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO CERTAIN MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

       (Continued and to be marked, signed and dated on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL (1).

1. Approval of the amendment to the Restated Certificate of Incorporation, as amended, of TurboChef Technologies, Inc. to increase the number of authorized shares of common stock, par value $.01 per share, from 50,000,000 to 100,000,000:

             / /   FOR approval of the amendment

             / /   AGAINST approval of the amendment

             / /   ABSTAIN with respect to approval of the amendment

2. In their discretion with respect to such other business as may properly come before the meeting or any postponement, adjournment, or adjournments thereof.

                                     Receipt of the Notice of Special Meeting of Stockholders and Proxy Statement dated ____________, is hereby acknowledged.


                                     -------------------------------------------
                                     Signature


                                     -------------------------------------------
                                     Signature

                                     Please sign exactly as your name or names appear hereon, including any official position or representative capacity.


           PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.